Exhibit 99.1

BREAD FINANCIAL PROVIDES
PERFORMANCE UPDATE FOR MAY 2022

COLUMBUS, Ohio, June 15, 2022 – Bread Financial Holdings, Inc. (NYSE: BFH), a tech-forward financial services company that provides simple, personalized payment, lending and saving solutions, provided a performance update. The following tables present the Company’s net principal losses and delinquency rates for the periods indicated.

	For the month ended May 31, 2022	For the five months ended May 31, 2022
	(dollars in millions)
End-of-period credit card and other loans	$17,515	$17,515
Average credit card and other loans (1)	$17,044	$16,732
Year-over-year change in average credit card and other loans	12%	8%
Net principal losses (2)	$88	$361
Net principal losses as a percentage of average credit card and other loans (2)(3)	6.2%	5.2%

(1)	Average credit card and other loans includes the effect of our acquisition of the NFL Extra Points Credit Card portfolio in April 2022.
(2)
Net principal losses, and consequentially Net principal losses as a percentage of average credit card and other loans, contain the effects of the purchase of previously written-off and subsequently sold accounts pursuant to a legacy contract, the terms of which are subject to an ongoing legal dispute. Excluding this item, Net principal losses as a percentage of average credit card and other loans in May 2022 would have been 5.3%.

(3)	Compares to 5.2% and 5.1% for the month and five months ended May 31, 2021, respectively.

	As of May 31, 2022	As of May 31, 2021
	(dollars in millions)
30 days + delinquencies - principal	$665	$483
Period ended credit card and other loans - principal	$16,659	$14,923
Delinquency rate	4.0%	3.2%

About Bread Financial™
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.

Formerly Alliance Data, Bread Financial is an S&P MidCap 400 company headquartered in Columbus, Ohio, and committed to sustainable business practices powered by its 6,000+ global associates. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

Bread Financial Holdings, Inc.
June 15, 2022

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions, inflation, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, which remain difficult to predict.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contact:	Investors/Analysts
Brian Vereb
Bread Financial
614-528-4516
Brian.Vereb@BreadFinancial.com

Media
Shelley Whiddon
Bread Financial
214-494-3811
Shelley.Whiddon@BreadFinancial.com

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